EXHIBIT 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Chief Executive Officer and Chief Financial Officer of CPI Corp., a Delaware corporation (the “Company”), do hereby certify that:

(1)
The Annual Report on Form 10-K for the year ended February 4, 2006 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and the results of operations of the Company.

/s/ Paul Rasmusssen	/s/ Gary W. Douglass
Paul Rasmussen	Gary W. Douglass
Chief Executive Officer	Executive Vice President, Finance
and Chief Financial Officer

Dated: April 18, 2006